                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1


------------------------------------------------------------------------------------------------------------------------------------
NOBLE CORPORATION AND SUBSIDIARIES
FLEET STATUS REPORT JANUARY 15, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR
                                                                         BUILT /            WATER
         RIG                           RIG DESIGN                        REBUILT            DEPTH            LOCATION
------------------------------------------------------------------------------------------------------------------------------------
U.S. GULF OF MEXICO (13)
------------------------


JACKUPS (2)
-----------

Noble Eddie Paul                  MLT Class 84-E.R.C. (T)               1976/1995          390'-IC       Eugene Island 355


Noble Tom Jobe                    MLT Class 82-SD-C (T) (Z)                1982            250'-IC       South Timbalier 161


SEMISUBMERSIBLES (8)
---------------------

# Noble Paul Romano               Noble EVA 4000TM (T)                  1981/1998           6,000'       Green Canyon 518






Noble Jim Thompson                Noble EVA 4000TM (T)                  1984/1999           6,000'       Mississippi Canyon 765


# Noble Amos Runner               Noble EVA 4000TM (T)                  1982/1999           6,600'       Garden Banks 357

# Noble Max Smith                 Noble EVA 4000TM (T)                  1980/1999           6,000'       Garden Banks 625








# Noble Homer Ferrington          F&G 9500 Enhanced Pacesetter (T)      1985/2000           6,000'       Green Canyon 243





Noble Clyde Boudreaux             F&G 9500 Enhanced Pacesetter          1987/1999          10,000'       MS - Signal shipyard

# Noble Lorris Bouzigard          IPF Pentagone (T)                     1975/2003           4,000'**     Garden Banks 112








# Noble Therald Martin            IPF Pentagone (T)                     1977/2003           4,000'       MS - Signal shipyard




SUBMERSIBLES (3)
----------------

# Noble Joe Alford                Pace 85                               1982/1997           85'-C        West Cameron 333





# Noble Lester Pettus             Pace 85                               1982/1997           85'-C        Breton Sound 52

Noble Fri Rodli                   Transworld                            1979/1998           70'-C        Vermilion 90


----------------------------------------------------------------------------------------------------------------------------------
NOBLE CORPORATION AND SUBSIDIARIES
FLEET STATUS REPORT JANUARY 15, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                                   ANTICIPATED
                                                    CONTRACT         DAYRATE
         RIG                       OPERATOR        EXPIRATION        ($000)           COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
U.S. GULF OF MEXICO (13)
------------------------


JACKUPS (2)
-----------

Noble Eddie Paul                    Hunt Oil          2/2004          49-51           Rig to return to Apache +/- 2/21/2004 after
                                                                                      the completion of the Hunt Oil contract.

Noble Tom Jobe                     ADTI/Arena         2/2004          31-33


SEMISUBMERSIBLES (8)
---------------------

# Noble Paul Romano                 Anadarko          3/2004          80-82           New rate commenced 12/07/2003 through
                                                                                      +/- 3/09/2004. Rig is scheduled to enter
                                                                                      shipyard for surveys and repairs on
                                                                                      +/- 3/09/2004 for +/- 45 days. Anadarko
                                                                                      has an option to utilize the rig after
                                                                                      the shipyard work.

Noble Jim Thompson                    Shell           7/2004         154-156          Rig experienced 12 days of downtime in
                                                                                      4Q '03.

# Noble Amos Runner                Murphy E&P         8/2004         146-148

# Noble Max Smith                  Kerr-McGee         1/2005          74-76           Rig stacked 11/05/03 through 12/01/2003.
                                                                                      Commenced contract with Kerr-McGee for one
                                                                                      well until +/- 2/01/2004. Next to Shell
                                                                                      for 70-120 days @ $75-80. Rig may
                                                                                      experience 7-10 days of idle time between
                                                                                      contacts. Amerada Hess is obligated for 75
                                                                                      days in 2004 @ $154-156 on its contract
                                                                                      commitment.

# Noble Homer Ferrington              Nexen           4/2005          87-88           Rig commenced a +/- 120-day contract for
                                                                                      Nexen @ $87-88 on 11/07/2003. Noble Energy
                                                                                      is obligated for 350 days through 4/2005.
                                                                                      Rig is bid to ExxonMobil for a two-year
                                                                                      program in Nigeria.

Noble Clyde Boudreaux               Shipyard

# Noble Lorris Bouzigard            Anadarko          1/2004          37-39           Contract commenced 12/14/2003 for one well
                                                                                      with Anadarko through +/- 1/15/2004. The
                                                                                      rig goes next to Newfield for +/- 45 days
                                                                                      @ $39-41. Rig may experience 7-10 days of
                                                                                      idle time between contracts. Unocal
                                                                                      cancelled the drilling program utilizing
                                                                                      the Noble Lorris Bouzigard due to further
                                                                                      review of the geology.

# Noble Therald Martin              Shipyard                                          Rig is equipped with aluminum alloy riser
                                                                                      and is bid to Murphy E&P for a +/- 2/15/2004
                                                                                      start.


SUBMERSIBLES (3)
----------------

# Noble Joe Alford                   Mariner          2/2004          22-24           Rig idle from 12/05/2003 through 12/17/2003.
                                                                                      Worked for Walter Oil & Gas from 12/18/2003
                                                                                      through 1/04/2004 @ $22-23. Commenced
                                                                                      Mariner contract on 1/08/2004 for +/- 25
                                                                                      days.

# Noble Lester Pettus                Century          2/2004          21-23

Noble Fri Rodli                     Spinnaker         2/2004          20-22


(#) Denotes change from previous report.

---------------------------------------------------------------------------------------------------------------------------------
NOBLE CORPORATION AND SUBSIDIARIES
FLEET STATUS REPORT JANUARY 15, 2004
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR
                                                                         BUILT /            WATER
         RIG                           RIG DESIGN                        REBUILT            DEPTH            LOCATION
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL (44)
------------------


MEXICO JACKUPS (8)
------------------

Noble Lewis Dugger                Levingston Class 111-C (T)            1977/1997          300'-IC       Bay of Campeche

Noble Gene Rosser                 Levingston Class 111-C (T)            1977/1996          300'-IC       Bay of Campeche

Noble Sam Noble                   Levingston Class 111-C (T)               1982            300'-IC       Bay of Campeche

Noble John Sandifer               Levingston Class 111-C (T)            1975/1995          300'-IC       Bay of Campeche

Noble Johnnie Hoffman             BakMar BMC 300 IC (T) (Z)             1976/1993          300'-IC       Bay of Campeche

Noble Leonard Jones               MLT Class 53-E.R.C. (T)               1972/1998          390'-IC       Bay of Campeche

Noble Earl Frederickson           MLT Class 82-SD-C (T) (Z)             1979/1999          250'-IC       Bay of Campeche

Noble Bill Jennings               MLT Class 84-E.R.C. (T)               1975/1997          390'-IC       Bay of Campeche


BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff                  Noble EVA 4000TM (T)                  1981/1998         8,900'-DP      Brazil


BRAZIL DRILLSHIPS (3)
---------------------

# Noble Leo Segerius              Gusto Engineering Pelican (T)         1981/1996         5,000'-DP      Brazil

# Noble Muravlenko                Gusto Engineering Ice Class (T)       1982/1997         4,000'-DP      Brazil

# Noble Roger Eason               Neddrill (T)                          1977/1997         6,000'-DP      Brazil


NORTH SEA JACKUPS (8)
---------------------

# Noble Al White                  CFEM T-2005 C (T)                     1982/1997          360'-IC       Netherlands

Noble Byron Welliver              CFEM T-2005 C (T)                        1982            300'-IC       Denmark

# Noble Kolskaya                  Gusto Engineering (T)                 1985/1997          330'-IC       Netherlands

# Noble George Sauvageau          NAM (T)                                  1981            250'-IC       Netherlands

# Noble Ronald Hoope              MSC/CJ46 (T)                             1982            250'-IC       United Kingdom

# Noble Piet van Ede              MSC/CJ46 (T)                             1982            250'-IC       Netherlands

# Noble Lynda Bossler             MSC/CJ46 (T) (Z)                         1982            250'-IC       Netherlands

# Noble Julie Robertson           Baker Marine Europe Class (T)         1981/2000         390'-IC***     United Kingdom


NORTH SEA
---------

SEMISUBMERSIBLE (1)
-------------------

# Noble Ton van Langeveld         Offshore SCP III Mark 2 (T)           1979/2000           1,500'       United Kingdom


----------------------------------------------------------------------------------------------------------------------------------
NOBLE CORPORATION AND SUBSIDIARIES
FLEET STATUS REPORT JANUARY 15, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                                   ANTICIPATED
                                                     CONTRACT        DAYRATE
         RIG                        OPERATOR        EXPIRATION        ($000)          COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL (44)
------------------


MEXICO JACKUPS (8)
------------------

Noble Lewis Dugger                     Pemex           7/2004          56-58

Noble Gene Rosser                      Pemex           4/2005          48-50

Noble Sam Noble                        Pemex           9/2005          49-51

Noble John Sandifer                    Pemex           6/2005          49-51

Noble Johnnie Hoffman                  Pemex           7/2005          49-51

Noble Leonard Jones                    Pemex           6/2005          48-50

Noble Earl Frederickson                Pemex           8/2006          39-40

Noble Bill Jennings                    Pemex           7/2005          50-52


BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff                     Petrobras         5/2005         138-140

BRAZIL DRILLSHIPS (3)
---------------------

# Noble Leo Segerius                 Petrobras         5/2005         109-111          Rig is scheduled to be in shipyard for
                                                                                       +/- 21 days in 1Q '04 for BOP change out and
                                                                                       re-installation of aluminum alloy riser.

# Noble Muravlenko                   Petrobras         3/2004          58-60           Rig experienced 17 days of downtime in
                                                                                       4Q '03 and will experience +/- 20 days in
                                                                                       1Q '04.

# Noble Roger Eason                   Stacked                                          Rig experienced 25 days of downtime in
                                                                                       4Q '03. Rig released from contract on
                                                                                       12/05/2003.


NORTH SEA JACKUPS (8)
---------------------

# Noble Al White                    Wintershall        5/2004          59-61           Current well through +/- 2/29/2004. 90-day
                                                                                       option well @ $49-51 for 30 days and 60 days
                                                                                       @ $51-53, plus options.

Noble Byron Welliver                  Maersk           8/2004          54-56

# Noble Kolskaya                    Wintershall        6/2004          61-62           Rate effective 10/01/2003 through
                                                                                       +/- 3/31/2004. Next a 90-day well @ $50-52,
                                                                                       plus options.

# Noble George Sauvageau                NAM            4/2004          55-57           Current rate of $55-57 based on market index
                                                                                       rate through 1/20/2004. New market index rate
                                                                                       effective 1/21/2004, anticipated to be +/-
                                                                                       $50-53 for 90 days.

# Noble Ronald Hoope                    RWE            3/2004          47-49           Rig commenced RWE contract on 12/05/2003.
                                                                                       Next to NAM on +/- 3/01/2004 for 30 day
                                                                                       accommodation contract @ $44-46. Rig may
                                                                                       experience 10-14 days of idle time between
                                                                                       contracts.

# Noble Piet van Ede               Gaz de Franz        2/2004          47-48           Option well exercised. Rate effective
                                                                                       12/17/2003.

# Noble Lynda Bossler                   NAM            4/2004          44-46           Accommodations contract through
                                                                                       +/- 1/18/2004, then back to BP for 1 well
                                                                                       (+/- 75 days) @ $49-51, plus 3 option wells.

# Noble Julie Robertson           ATP Oil and Gas      1/2004          51-53           Contract complete, waiting on weather to
                                                                                       move to stack location, +/- 1/18/2004. Bid
                                                                                       rig to Gaz de Franz.
NORTH SEA
---------

SEMISUBMERSIBLE (1)
-------------------

# Noble Ton van Langeveld           Kerr-McGee         2/2004          39-41           Plus one option well.

(#) Denotes change from previous report.

------------------------------------------------------------------------------------------------------------------------------------
NOBLE CORPORATION AND SUBSIDIARIES
FLEET STATUS REPORT JANUARY 15, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR
                                                                         BUILT /            WATER
         RIG                           RIG DESIGN                        REBUILT            DEPTH            LOCATION
------------------------------------------------------------------------------------------------------------------------------------

WEST AFRICA JACKUPS (6)
-----------------------

# Noble Tommy Craighead           F&G L-780 MOD II-IC (T)               1982/1990          300'-IC       Nigeria

Noble Percy Johns                 F&G L-780 MOD II-IC (T)               1981/1995          300'-IC       Nigeria

Noble Roy Butler                  F&G L-780 MOD II-IC (T)               1982/1996        300'-IC****     Nigeria

Noble Ed Noble                    MLT Class 82-SD-C (T)                 1984/1990          250'-IC       Nigeria

Noble Lloyd Noble                 MLT Class 82-SD-C (T)                 1983/1990          250'-IC       Nigeria

Noble Don Walker                  BakMar BMC 150 IC (T)                 1982/1992          150'-IC       Nigeria


ARABIAN GULF JACKUPS (11)
-------------------------

Noble Kenneth Delaney             F&G L-780 MOD II-IC (T)               1983/1998          300'-IC       UAE (Abu Dhabi)

Noble George McLeod               F&G L-780 MOD II-IC (T)               1981/1995          300'-IC       UAE (Abu Dhabi)

Noble Jimmy Puckett               F&G L-780 MOD II-IC (T)               1982/2002          300'-IC       Qatar

Noble Crosco Panon                Levingston Class 111-C (T)            1976/2001          300'-IC       Qatar

# Noble Gus Androes               Levingston Class 111-C (T)            1982/1996          300'-IC       Qatar

Noble Chuck Syring                MLT Class 82-C (T)                    1976/1996          250'-IC       Qatar

# Noble Charles Copeland          MLT Class 82-SD-C (T)                 1979/2001          250'-IC       Qatar

# Noble Roy Rhodes                MLT 116-C (T)                            1979          300'-IC****     UAE (Dubai)

Noble Dhabi II                    Baker Marine-150 (T)                     1982            150'-IC       UAE (Abu Dhabi)

Noble Gene House                  Modec 300-C (T)                          1981            300'-IC       UAE (Sharjah)

# Noble Dick Favor                BakMar BMC 150 IC (T)                 1982/1993          150'-IC       UAE (Dubai)


MEDITERRANEAN JACKUP (1)
------------------------

# Noble Carl Norberg              MLT Class 82-C (T)                    1976/1996          250'-IC       Croatia


INDIA JACKUP (2)
----------------

Noble Ed Holt                     Levingston Class 111-C (T)            1981/1994          300'-IC       India

# Noble Charlie Yester            MLT 116-C (T)                            1979            300'-IC       India

Far East


SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard                  F&G 9500 Enhanced Pacesetter             1986            10,000'       Dalian, China



Bingo 9000 - Rig 3                Trosvik Bingo 9000                       1999         10,000' *****    Dalian, China


Bingo 9000 - Rig 4                Trosvik Bingo 9000                       1999         10,000' *****    Dalian, China

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
NOBLE CORPORATION AND SUBSIDIARIES
FLEET STATUS REPORT JANUARY 15, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                                   ANTICIPATED
                                                      CONTRACT        DAYRATE
         RIG                        OPERATOR        EXPIRATION        ($000)          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------


WEST AFRICA JACKUPS (6)
-----------------------

# Noble Tommy Craighead               Addax           1/2006          47-49           Rig under tow to location. Contract to
                                                                                      commence +/- 1/19/2004.

Noble Percy Johns                   Shipyard                                          Rig undergoing cantilever enhancement. Bid to
                                                                                      ExxonMobil for a 2Q '04 start.

Noble Roy Butler                  ChevronTexaco       4/2004          51-52

Noble Ed Noble                       Stacked                                          Bid to ExxonMobil for a 2Q '04 start.

Noble Lloyd Noble                    Stacked                                          Rig released 12/12/2003.

Noble Don Walker                     Stacked


ARABIAN GULF JACKUPS (11)
-------------------------

Noble Kenneth Delaney                  NDC            5/2004          53-54           Rig scheduled to be in the shipyard for
                                                                                      +/- 45 days in 2Q to 3Q '04.

Noble George McLeod                    NDC            6/2004          53-54           Rig scheduled to be in the shipyard for
                                                                                      +/- 45 days in 3Q '04.

Noble Jimmy Puckett                  Ras Gas          11/2004         51-53

Noble Crosco Panon                    Total           10/2004         44-46

# Noble Gus Androes                  Maersk           1/2004          47-49           LOI with Total for an eight-month contract to
                                                                                      commence 2Q '04 after +/- 45 days in shipyard
                                                                                      for derrick upgrade and new top drive.

Noble Chuck Syring                     QP             8/2005          51-52

# Noble Charles Copeland             Hyundai          2/2004          20-21           Accommodations contract commenced 12/16/2003
                                                                                      through +/- 2/15/2004. Contract with Maersk
                                                                                      for one year @ $50-52 to commence +/-
                                                                                      2/15/2004.

# Noble Roy Rhodes                     DPC            1/2006          51-53           Rate of $40-42 effective 10/14/2003 through
                                                                                      1/14/2004. 2-year extension from 1/15/2004 @
                                                                                      $51-53.

Noble Dhabi II                        ADOC            7/2004          31-32

Noble Gene House                     Stacked                                          Refurbishment and upgrade complete. Bid on
                                                                                      several projects in the region with
                                                                                      commencement dates from 1/2004 through
                                                                                      2/2004.

# Noble Dick Favor                  Shipyard                                          Rig arrived from Brazil on 1/07/2004.  Rig
                                                                                      will be in shipyard for +/- 90 days. Bidding
                                                                                      rig in Middle East region. Mobilization cost
                                                                                      expensed in 4Q '03 @ +/- $2.2 million.


MEDITERRANEAN JACKUP (1)
------------------------

# Noble Carl Norberg                Shipyard                                          Arrived in Zadar, Croatia on 12/16/2004.
                                                                                      Contract to commence +/- 2/01/2004. Bareboat
                                                                                      charter contract for 14 months @ $29-30.

INDIA JACKUP (2)
----------------

Noble Ed Holt                         ONGC            3/2006          48-49

# Noble Charlie Yester                ONGC            12/2006         50-51           Contract commenced on 12/29/2003.

Far East


SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard                    Shipyard



Bingo 9000 - Rig 3                  Shipyard                                          Baredeck hull.


Bingo 9000 - Rig 4                  Shipyard                                          Baredeck hull.

-----------------------------------------------------------------------------------------------------------------------------------


(#)     Denotes change from previous report.
(T)     Denotes Top Drive.
(Z)     Denotes Zero Discharge.
(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser during available time in 2004.
(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.
(*****) Baredeck hull constructed as capable to operate in 10,000' of water.